UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest events reported)      January 31, 2003
                                                     -------------------------
                                                        (January 29, 2003)
                                                     -------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                                             85-0468296
----------------------------        Commission           ----------------------
(State or Other Jurisdiction   File Number 333-32170         (I.R.S. Employer
     of Incorporation)                     ---------     Identification) Number)




    Alvarado Square, Albuquerque, New Mexico                      87158
    ----------------------------------------                      -----
    (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item  5.   Other Events

The following is a press release issued by the Company on January 29, 2003.

                  PNM Wins 80 Megawatt San Diego Navy Contract

ALBUQUERQUE, N.M., January 29, 2003- PNM Resources (NYSE:PNM) utility subsidiary PNM has been awarded a two-year contract to supply 80 megawatts of power to U.S. Navy facilities in San Diego, California. The sale is expected to gross $42 million annually in revenues for the company.

PNM expects to meet the contract requirements from its own generation resources and with power purchased from other suppliers. The company has a total net generation capacity of 1,733 MW, including a 390 MW share in the Palo Verde Nuclear Generating Station in Wintersburg, Arizona.

The contract, which runs through March 2005, was won from the Western Area Power Administration through a competitive bid process. PNM began delivering power under the contract January 1, 2003.

"PNM's long experience in the Western wholesale market, together with the company's financial stability and access to low-cost, reliable power from Palo Verde and from its coal-fired assets in northwestern New Mexico, positions us to increase our presence in California," said Eddie Padilla, PNM senior vice president for power marketing and development. "We believe there is a significant opportunity for PNM in the region."

PNM, the principal subsidiary of PNM Resources, provides natural gas service to 441,000 gas customers and electric utility service to 378,000 customers in New Mexico. The company also sells power on the wholesale market in the Western U.S. PNM Resources stock is traded primarily on the NYSE under the symbol PNM.


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                     (Registrant)


Date:  January 31, 2003                             /s/ Robin Lumney
                                   ---------------------------------------------
                                                      Robin Lumney
                                               Vice President, Controller
                                              and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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